FORMED UNDER THE LAWS OF THE                 Series F Cumulative Redeemable
    STATE OF MARYLAND                    Preferred Shares of Beneficial Interest

                                               Par Value $0.01 per share


                                               SEE REVERSE FOR IMPORTANT
                                       NOTICE ON TRANSFER RESTRICTIONS AND OTHER
                                                     INFORMATION



THIS CERTIFICATE IS TRANSFERABLE IN               CUSIP 743410 70 6
   CANTON, MA, JERSEY CITY, NJ
      AND NEW YORK CITY, NY

                                    ProLogis

This Certifies that



is the owner of

fully paid and non-assessable Preferred Shares of Beneficial Interest of ProLogis, a real estate investment trust formed under the laws of the State of Maryland (the "Trust") transferable only on the books of the Trust by the holder hereof in person or by its duly authorized Attorney upon the surrender of this Certificate properly endorsed.

The Preferred Shares evidenced by this Certificate are subject to all of the provisions of the Declaration of Trust of the Trust, as amended from time to time (the "Declaration of Trust"), and the Bylaws of the Trust, as amended from time to time. The Declaration of Trust is filed and of record with the State Department of Assessments and Taxation of Maryland and is hereby incorporated in and made a part of this Certificate. The holder hereof has no interest, legal or equitable, in any specific property of the Trust. This Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar. Witness the facsimile seal of the Trust and the facsimile signatures of its duly authorized officers.


Dated:
                                                 COUNTERSIGNED AND REGISTERED:
                                                  EQUISERVE TRUST COMPANY, N.A.
  CHAIRMAN AND CHIEF EXECUTIVE OFFICER             TRANSFER AGENT AND REGISTRAR

                                                 BY


                             SECRETARY                      AUTHORIZED SIGNATURE

(...cont'd)

                                Important Notice
                                    ProLogis

         THE DECLARATION OF TRUST ON FILE IN THE OFFICE OF THE STATE DEPARTMENT OF ASSESSMENTS AND TAXATION OF MARYLAND SETS FORTH A FULL STATEMENT OF THE INFORMATION REQUIRED BY SECTION 8-203(d) OF THE CORPORATIONS AND ASSOCIATIONS ARTICLE OF THE ANNOTATED CODE OF MARYLAND WITH RESPECT TO (A) ALL OF THE DESIGNATIONS, PREFERENCES, CONVERSION AND OTHER RIGHTS, VOTING POWERS, RESTRICTIONS, LIMITATIONS AS TO DIVIDENDS AND OTHER DISTRIBUTIONS, QUALIFICATIONS, AND TERMS AND CONDITIONS OF REDEMPTION, AND OTHER RELATIVE RIGHTS OF THE SHARES OF EACH CLASS OF SHARES AUTHORIZED TO BE ISSUED AND (B) THE AUTHORITY OF THE BOARD OF TRUSTEES TO ISSUE ANY PREFERRED OR SPECIAL CLASS IN SERIES, THE DIFFERENCES IN THE RELATIVE RIGHTS AND PREFERENCES BETWEEN THE SHARES OF EACH SERIES TO THE EXTENT THEY HAVE BEEN SET AND THE AUTHORITY OF THE BOARD OF TRUSTEES TO SET THE RELATIVE RIGHTS AND PREFERENCES OF SUBSEQUENT SERIES OF PREFERRED SHARES, THE TRUST WILL FURNISH A COPY OF SUCH STATEMENT TO ANY HOLDER OF SHARES WITHOUT CHARGE ON REQUEST TO THE SECRETARY OF THE TRUST AT ITS PRINCIPAL PLACE OF BUSINESS.

         THE PREFERRED SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON OWNERSHIP AND TRANSFER FOR PURPOSES OF THE TRUST'S MAINTENANCE OF ITS STATUS AS A REAL ESTATE INVESTMENT TRUST UNDER THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, AS SET FORTH IN THE DECLARATION OF TRUST, A COPY OF WHICH, INCLUDING THE RESTRICTIONS ON OWNERSHIP AND TRANSFER, WILL BE FURNISHED TO EACH SHAREHOLDER ON REQUEST AND WITHOUT CHARGE.

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

          TEN COM   - as tenants in common              UNIF GIFT MIN ACT-
          TEN ENT   - as tenants by the entireties                        -------------------------------------
          JT TEN    - as joint tenants with the right                       (Cust)                   (Minor)
                      of survivorship and not as                            under Uniform Gifts to Minor Act
                      tenants in common
                                                                          -------------------------------------
                                                                                          (State)

                                                        UNIF TRF MIN ACT- -------------------------------------
                                                                            (Cust)                   (Minor)
                                                                            (until age____) under Uniform
                                                                            Transfers to Minors Act

                                                                          -------------------------------------
                                                                                          (State)


     Additional abbreviations may also be used though not in the above list.

         For Value Received, ____________________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
     IDENTIFYING NUMBER OF ASSIGNEE

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING ZIP CODE OF ASSIGNEE)

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------------------------- Series F Cumulative Redeemable Preferred Shares
represented by the within Certificate, and do herby irrevocably constitute and appoint
        ------------------------------------------------------------------------

---------------------------------------------------------------------- Attorney
to transfer the said shares on the books of the within named Trust with full power of substitution in the premises.

Dated
      -------------------------

                                    --------------------------------------------
                                    Notice: The signature to this assignment must correspond with the name as written upon the face of the Certificate in every particular, without alteration or enlargement or any change whatever.